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                                                                   EXHIBIT 10.44

       SETTLEMENT INCLUDING GENERAL RELEASE AND STOCK PURCHASE AGREEMENT

                This Settlement Including General Release And Stock Purchase Agreement (hereafter "Agreement") is dated for purposes of reference as of July 11, 2000, by and between William J. Kliss, an individual (herein "Kliss" and the "Plaintiff"), and Auto-Graphics, Inc., a California corporation (the "Company"), in reference to that certain complaint and action filed by Kliss in Orange County Superior Court, Case No. 000004363, captioned William Kliss v. Auto-Graphics, Inc., et al. (the "Action") and Sixty-Five Thousand and Five Hundred (65,500) shares of the Company's issued and outstanding Common Stock standing in the name of or otherwise owned or held by Kliss (the "Kliss Stock"). Kliss and the Company are sometimes collectively referred to herein as the "Parties").

                                    RECITALS

                WHEREAS, the Action is pending in the above referenced Court, and the Parties desire to and hereby do agree to finally and forever compromise, adjust, resolve, settle and dismiss with prejudice in its entirety and for all purposes the Action and to finally resolve and dispose of any and all claims and matters between, among or otherwise involving them (the "Settlement"); and

                WHEREAS, the Parties also desire to arrange and provide for the purchase, sale and transfer of the Kliss Stock from Kliss to the Company and/or its designee purchasers (collectively herein the "Company");

                WHEREAS, this Agreement memorializes the terms and conditions of the Parties' agreements in respect of the Settlement and the purchase, sale and transfer of the Kliss Stock;

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

        1. Incorporation of Recitals.

        The foregoing Recitals are incorporated herein and made a part of this Agreement by this reference.

        2. Payment to Kliss.

        Upon the execution of this Agreement by the Parties, and the delivery to the Company of the Kliss Stock, and as full payment to Kliss for or otherwise in respect of the Settlement (including the Dismissal as provided for in Section 3 herein) and the purchase, sale and transfer of the Kliss Stock as provided for in Section 6 of this Agreement, the Company shall pay Kliss a total of Two Hundred and Twenty Five Thousand Dollars ($225,000) as follows:

                2.1 Down Payment. One Hundred Thousand Dollars ($100,000) in the form of the Company's check payable to "William J. Kliss and Joel W. Baruch"; and

                2.2 Promissory Note. The Company's promissory note in the principal amount of One Hundred and Twenty Five Thousand Dollars ($125,000) in the form attached hereto and incorporated herein as Exhibit A (the "Promissory Note").



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Except for the above referenced payments (Section 2.1 and 2.2), the Company shall not be obligated to pay, and Kliss shall not be entitled to receive, any additional payments of money of whatsoever kind or nature or (other than the Release In Favor Of Kliss as provided for in Section 4) other consideration of any kind of nature whatsoever under or otherwise in respect of this Agreement including without limitation for and in respect of the Settlement and the sale and transfer of the Kliss Stock by Kliss).

        3. Dismissal of Action.

        The Parties will forthwith jointly sign and file with the above referenced Court where the Action is pending the Request For Dismissal (entire action, all parties, with prejudice, all parties to bear their own costs) attached hereto and incorporated herein as Exhibit B ("Dismissal"); and the Parties will jointly take such further action as the Court may request or otherwise require to accomplish the Settlement and the Dismissal of the Action as provided for herein until such time as the Action is actually, fully and finally dismissed.

        4. Mutual Releases Between And In Favor Of Kliss and the Company.

        For and in consideration of the mutual promises and considerations as set forth herein, the Company including for and on behalf of its agents, attorneys, representatives, successors in interest, assigns, and all persons claiming rights under it, if any, hereby fully, completely and generally release and discharge Plaintiff (Kliss) including his agents, attorneys, representatives, successors in interests, assigns, and all persons claiming rights under him, if any, from any and all claims and causes of action of any kind, nature and description whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, which the Company had, has, may have or claims to have against the Plaintiff arising from or in connection with the Action, the sale, purchase and transfer of the Kliss Stock and otherwise (the "Release In Favor Of Kliss").

        For and in consideration of the mutual promises and considerations as set forth herein, Plaintiff (Kliss) including for and on behalf of his agents, attorneys, representatives, successors in interests, assigns, and all persons claiming rights under him, if any, hereby fully, completely and generally releases and discharges the Company including its agents, attorneys, representatives, predecessors and successors in interests, assigns, subsidiaries and all persons claiming rights under, relating to or derivative of the Company, if any, from any and all claims and causes of action of any kind, nature and description whatsoever, known or unknown, fixed or contingent liquidated or unliquidated, which Plaintiff either had, presently has, or may claim to later have, against the Company arising from or in connection with either the Action, the purchase, sale and transfer of the Kliss Stock or otherwise (the "Release In Favor Of the Company"). The Release In Favor of Kliss and the Release In Favor Of The Company are collectively referred to herein as the "Mutual Releases".

        5. Waiver of Provisions of California Civil Code Section 1542.

        Without limiting the general effect of the Mutual Releases being provided for herein, the Parties acknowledge that it is their intention by granting the Mutual Releases set forth herein, to release each other from any and all liability arising from or in connection with the Action and the Kliss Stock sale, purchase and transfer transaction provided for herein. In connection with the above referenced Mutual Releases as specifically described and provided for in this Agreement and for no other purpose, each of the Parties hereby waives the



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provisions of Section 1542 of the Civil Code of the State of California which reads as follows:

                "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor."

        Each of the Parties hereto acknowledges, warrants and represents that they fully understand the terms contained herein, the respective waiver of
Section 1542 of the Civil Code of the State of California, that they understand the significance of this Agreement and the matters provided for herein and further, that each of the Parties hereto relies solely on such Party's judgment and in so doing each of the Parties voluntarily accepts the terms set forth above for the purpose of making a full and final compromise, adjustment, resolution, and settlement of any claims, causes of action and damages which any of the Parties may have suffered, claims to have suffered or may suffer in connection with the Mutual Releases in the future. Each of the Parties further warrant and represent that they have been advised by their respective legal counsel, and that each such Party is acting knowingly and intelligently, among other things, upon the advice provided by their respective counsel.

        6. Kliss Stock Transaction. In consideration of this Agreement, including the Settlement and the sale, purchase and transfer of the Kliss Stock and the payment by the Company to Kliss as provided for in Section 2 of this Agreement, Kliss agrees to sell, assign and transfer, and the Company (including its designees as provided for elsewhere herein) agrees to purchase, acquire and receive, the Kliss Stock. Kliss agrees to provide the Company with a stock power covering the Kliss Stock in form and substance satisfactory to cause the transfer of the Kliss Stock by the Company's stock transfer agent on the stock books and records of the Company; and further Kliss agrees to take such other action as may reasonably be requested or deemed necessary by the Company to accomplish the subject stock transfer. The allocation of the payment provided for in Section 2 of this Agreement to and in respect of the sale by Kliss and the purchase of the Kliss Stock shall be determined by the Company (with the concurrence of its outside accounting firm). Kliss agrees to look solely to the Company (Auto-Graphics, Inc.) for payment of the Promissory Note.

        7. Recovery of Attorney's Fees and Costs.

        In respect of the Action, the Settlement and the sale, purchase and transfer of the Kliss Stock transaction, the Parties agree to and shall bear their own costs including attorneys' fees. In the event of any dispute, however, to enforce or interpret the terms of this Agreement by any Party hereto, the prevailing party in said dispute shall be entitled to be awarded reasonable attorney's fees as costs, together with all other costs paid or incurred in connection therewith.

        8. Holder of Rights.

        Each of the Parties acknowledges and agrees that they have not at any time assigned or transferred any rights or remedies that they may have against the other which, but for any such assignment would be subject to the Mutual Releases being conveyed herewith, and that they have the complete and


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requisite authority to execute this Agreement and to bind themselves hereto.
Further, Kliss acknowledges and agrees that he is the sole and exclusive owner and holder of the Kliss Stock, that such Kliss Stock is free and clear of any and all liens, claims, encumbrances and restrictions; and that he is entitled to sell and transfer the Kliss Stock to the Company as provided for in this Agreement, and that the entering into this Agreement and the sale and transfer of the Kliss Stock by Kliss as provided for herein will not violate any agreement or arrangement in respect of such Stock that Kliss has or may be obligated under with any third person or entity.

        9. Not An Admission of Liability.

        The execution and delivery of this Agreement and the performance of the terms and conditions contained herein shall not constitute nor be construed as an admission of any guilt, fault, liability, wrong doing or sanctionable activity on the part of any of the Parties hereto. This Agreement is executed voluntarily by each of the Parties hereto without any duress or undue influence on the part of, or on behalf or, any of them, and is made for the sole purpose of the compromise and settlement of the Action and within disputed claims and providing for the sale, purchase and transfer of the Kliss Stock.

        10. Execution of Counterparts.

        It is understood that this Agreement may be executed in any number of counterparts, which shall, in the aggregate be signed by all Parties hereto, and each counterpart so signed shall be deemed an original instrument and all counterparts taken together shall constitute an original. Counterpart execution of this Agreement may be transmitted by facsimile and such facsimile signatures shall have the force and effect of an original signature, and be deemed an original for all purposes.

        11. Interpretation And Enforcement.

        This Agreement shall be deemed to have been made, executed and delivered within the State of California, and the rights and obligations of the Parties hereto shall be construed, interpreted and enforced in accordance with and governed by the law of said State.

        12. Fully Integrated Agreement; Amendments.

        This Agreement constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof and is intended to supersede all prior and contemporaneous written or oral agreements and discussions. This Agreement may be amended only by an agreement in writing and signed by all the Parties hereto. Each of the Parties represents and warrants, and agrees with the other, that in entering into and performing this Agreement, they have not received and are not otherwise relying upon any statement, fact, circumstance, representation, understanding, agreement, covenant, promise, guaranty, warranty, assurance and/or any other matter which is/are not expressly set forth in this Agreement; and that they will not at any time assert otherwise (whether by way of any claims in contract, tort, or otherwise), in any action, proceeding or otherwise against or in respect of any of such Parties to this Agreement.

        13. Rules of Construction.

        Each of the Parties hereto acknowledges having fully participated and cooperated in the negotiations, drafting, and preparation of this Agreement, and the opportunity to make such revisions and/or modifications as



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they deemed necessary and desirable. Accordingly, the Parties agree that any rule of construction of contracts resolving any ambiguities against the drafting party shall be inapplicable to this Agreement.

        14. Voluntary Execution On Advice of Independent Counsel.

        Each of the respective Parties hereto acknowledge having received their own independent legal advice and counsel with respect to this Agreement and the Settlement, and that they have been fully advised as to the terms, provisions, consequences and effects hereof, and that they are entering into this Agreement knowingly and voluntarily, without duress or coercion of any kind or nature whatsoever.

        15. Covenant to Reasonably Cooperate in Good Faith.

        Subsequent to the execution of this Agreement, each of the Parties agrees and promises to take all appropriate action, and agrees to promptly and properly execute and deliver any and all documents of any kind which may be reasonable, necessary and/or desirable to carry out the terms, provisions and intent of this Agreement as stated herein. The failure or refusal of any of the Parties hereto to comply with this provision shall, following written notice and demand therefor which is not cured by the Party receiving any such notice/demand within ten (10) days of receipt of any such notice/demand, be deemed a material breach of this Agreement.

(signatures appear on the next page)

        IN WITNESS WHEREOF, the Parties have executed duplicate originals of this Agreement effective as of the date first set forth above.

                                       William J. Kliss

Dated:  August ___, 2000


AUTO-GRAPHICS, INC.
  (the "Company")



By
   --------------------------------
     Michael K. Skiles, President
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Dated:  August ___, 2000


APPROVED AS TO FORM


LAW OFFICES OF JOEL W. BARUCH, P.C.






By
  ------------------------------------------
    Joel W. Baruch, Esq.


(signatures continued on the following page)


APPROVED AS TO FORM


ROBERT H. BRETZ, P.C.


By
  ------------------------------------------
    Robert H. Bretz, Esq.

                                SPOUSAL CONSENT



        The undersigned wife of William J. Kliss effective as of the date of this Agreement, having had the opportunity to consult with an attorney of her own choice regarding this Agreement and the matters provided for herein, including without limitation the Settlement, the Dismissal and the Kliss Stock sale, purchase and transfer transaction, does hereby acknowledge this Agreement and such matters and approve, consent to and ratify such Agreement and all such matters if, and to the extent, that the undersigned has any community or other interest in the subject matter of this Agreement including without limitation the Kliss Stock.

Dated:  August ___, 2000


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                                PROMISSORY NOTE



$125,000                                                         August __, 2000


        FOR VALUABLE CONSIDERATION, the undersigned AUTO-GRAPHICS, INC., a California corporation (the "Company"), hereby promises to pay to William J. Kliss and Joel W. Baruch, Esq., or order (the "Payee"), the principal sum of ONE HUNDRED AND TWENTY-FIVE THOUSAND DOLLARS ($125,000) in fifteen equal monthly installments of $8,333.33 beginning on September 10, 2000 and on the 10th of each successive month thereafter until the principal amount has been paid in full. Together with the last monthly installment payment, the Company shall also pay the Payee an additional amount equal to interest on the unpaid balance of this Promissory Note, from the date hereof until the time of such final installment payment, at the rate of Five Percent (5%) per year.

        If any payment required to be made by the Company hereunder is not paid as scheduled, then the Payee will provide the Company with written demand for such payment and the Company shall make any such payment to the Payee within ten
(10) days following the receipt of such notice by the Company. If such required payment is not made within such notice/cure period, then the Payee may at its option and by written notice to the Company accelerate the balance of the unpaid principal amount of this Promissory Note as all due and owing as of the date of such notice of acceleration.

        If legal action is instituted by the Payee on this Promissory Note for any reason then, in addition to whatever relief the Payee may be entitled to by such action, the Payee shall also recover his/its costs including reasonable attorney's fees paid or incurred as a result of such legal action including any appeal thereof.

        Other than the notice of non-payment and opportunity to cure as herein provided for, and any possible notice of acceleration by the Payee if any hereunder, no further demand, notice of non-payment, presentment or other legal formality shall be required of or by the Payee prior to the initiation of legal action by the Payee on this Promissory Note.


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                                                                       EXHIBIT A

        This Promissory Note is expressed and shall be paid in the currency of the United States. This Promissory Note is made and shall be governed and interpreted for all purposes under the laws of the State of California.

        This Promissory Note is made in reference to that certain Settlement Including General Release And Stock Purchase Agreement dated as of even date herewith. This Promissory Note memorializes all of the terms and conditions of the obligation represented by this Note, and may only be changed, amended or otherwise modified by a further writing signed by the Company so stating.

        IN WITNESS THEREOF, the undersigned thereunto duly authorized has been executed by the Company as of the date first above stated.


                                       AUTO-GRAPHICS, INC.






                                       By ----------------------------
                                          Michael K. Skiles, President



                                       -2-




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                                                                       EXHIBIT B


              (request for dismissal form to be prepared by Baruch)